Exhibit 10.5

COPYRIGHT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

THIS AGREEMENT (“Agreement”), dated March 31, 2003, is by and between MACKIE DESIGNS INC., a Washington corporation (“Debtor”), and CONGRESS FINANCIAL CORPORATION (FLORIDA), a Florida corporation in its capacity as agent (“Secured Party”), pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the financial institutions which are parties thereto as lenders (each individually, a “Lender” and collectively, “Lenders”).

W I T N E S S E T H :

WHEREAS, Debtor has adopted, used and is using, and is the owner of the entire right, title, and interest in and to the copyrights described in Exhibit A hereto and made a part hereof;

WHEREAS, Secured Party, Debtor, certain of its affiliates and Lenders have entered into or are about to enter into financing arrangements pursuant to which Lenders (or Secured Party on behalf of Lenders) may make loans and advances and provide other financial accommodations to Debtor and certain of its affiliates as set forth in the Loan and Security Agreement, dated of even date herewith, by and among Debtor, certain of its affiliates, Secured Party and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”); and

WHEREAS, in order to induce Secured Party and Lenders to enter into the Loan Agreement and the other Financing Agreements and to make loans and advances and provide other financial accommodations to Debtor and certain of its affiliates pursuant thereto, Debtor has agreed to grant to Secured Party certain collateral security as set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

1.  GRANT OF SECURITY INTEREST

As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations (as hereinafter defined), Debtor hereby grants to Secured Party for the benefit of itself and Lenders a continuing security interest in and a general lien upon, and a conditional assignment of, the following (being collectively referred to herein as the “Collateral”):  (a) all of Debtor’s now existing or hereafter acquired right, title, and interest in and to all of Debtor’s copyrights and all applications, registrations and recordings relating to such copyrights in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, including, without limitation, the copyrights and applications, registrations and recordings described in Exhibit A hereto, together with all rights and privileges arising under applicable law with respect to Debtor’s use of any copyrights, and all reissues, extensions, continuations and renewals thereof (all of the foregoing being collectively referred to herein as the “Copyrights”); (b) all present and future license and distribution agreements pertaining to the Copyrights; (c) all income, fees, royalties and other payments at any time due or payable with respect thereto, including, without limitation, payments under all licenses at any time entered into in connection therewith; (d) the right to sue for past, present and future infringements thereof; (e) all rights corresponding thereto throughout the world; and (f) any and all other proceeds of any of the foregoing, including, without limitation, all damages and payments or claims by Debtor against third parties for past or future infringement of the Copyrights.  Notwithstanding anything to the contrary contained in this Section 1, the Collateral shall not include any rights or interest in any contract, license or license agreement covering personal property of Debtor, so long as under the terms of such contract, license or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein to Secured Party is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, license or license agreement has not been or is not otherwise obtained; provided, that the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is unenforceable under the Uniform Commercial Code or other applicable law or (ii) so as to limit, impair or otherwise affect Secured Party’s unconditional continuing security interests in and liens upon any rights or interests of such Debtor in or to monies due or to become due under any such contract, license or license agreement.

2.  OBLIGATIONS SECURED

The security interest, lien and other interests granted to Secured Party for the benefit of Lenders pursuant to this Agreement shall secure the prompt performance, observance and payment in full of any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Secured Party, any Lender and/or their respective affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement, the Loan Agreement, the other Financing Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to Debtor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Secured Party or any Lender (all of the foregoing being collectively referred to herein as the “Obligations”).

3.  REPRESENTATIONS, WARRANTIES AND COVENANTS

Debtor hereby represents, warrants and covenants with and to Secured Party the following (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):

(a)  Debtor shall pay and perform all of the Obligations according to their terms.

(b) To the Debtor’s knowledge, all of the existing Copyrights are valid and subsisting in full force and effect, and Debtor owns the sole, full and clear title to the Collateral, and the right and power to grant the security interest and conditional assignment granted hereunder.  Debtor shall, at Debtor’s expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral consisting of registered Copyrights as registered copyrights and to maintain all of the Collateral as valid and subsisting, including, without limitation, the filing of any renewal affidavits and applications.  The Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests or encumbrances of any nature whatsoever, except:  (i) the security interests granted hereunder and pursuant to the Loan Agreement, (ii) the security interests permitted under the Loan Agreement, and (iii) the licenses permitted under Section 3(e) below.

(c)  Debtor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive license relating to the Collateral, or otherwise dispose of any of the Collateral, in each case without the prior written consent of Secured Party, except as otherwise permitted herein or in the Loan Agreement.  Nothing in this Agreement shall be deemed a consent by Secured Party or any Lender to any such action, except as such action is expressly permitted hereunder.

(d)  Debtor shall, at Debtor’s expense, promptly perform all acts and execute all documents requested at any time by in writing Secured Party or any Lender to evidence, perfect, maintain, record or enforce the security interest in and conditional assignment of the Collateral granted hereunder or to otherwise further the provisions of this Agreement.  Debtor hereby authorizes Secured Party to execute and file one or more financing statements (or similar documents) with respect to the Collateral, signed only by Secured Party or as otherwise determined by Secured Party or any Lender.  Debtor further authorizes Secured Party to have this Agreement or any other similar security agreement filed with the United States Copyright Office or any other appropriate federal, state or government office.

(e)  As of the date hereof, Debtor, to its knowledge, does not have any Copyrights registered, or the subject of pending applications, in the United States Copyright Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, other than those described in Exhibit A hereto and has not granted any licenses with respect thereto other than as set forth in Exhibit B hereto.

(f)  Debtor shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Secured Party five (5) originals of a Special Power of Attorney in the form of Exhibit C annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Secured Party’s exercise of the rights and remedies granted to Secured Party hereunder.

(g)  Secured Party may, in its discretion, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as requested by Secured Party or any Lender to preserve, defend, protect, maintain, record or enforce the Obligations, the Collateral or the security interest and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, reasonable attorneys’ fees and legal expenses.  Debtor shall be liable to Secured Party for any such payment, which payment shall be deemed an advance by Secured Party to Debtor, shall be payable on demand together with interest at the rate then applicable to the Obligations set forth in the Loan Agreement and shall be part of the Obligations secured hereby.

(h) In the event Debtor shall file any application for the registration of a Copyright with the United States Copyright Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, Debtor shall provide Secured Party with written notice of such action as soon as practicable but in no event later than 30 days after such action. If, after the date hereof, Debtor shall (i) obtain any registered Copyright, or apply for any such registration in the United States Copyright Office or in any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country or (ii) become an owner of any copyright registrations or applications for copyright registration used in the United States, any State thereof, any political subdivision thereof or in any other country, the provisions of Section 1 hereof shall automatically apply thereto.  Upon the request of Secured Party, Debtor shall promptly execute and deliver to Secured Party any and all assignments, agreements, instruments, documents, and such other papers as may be requested by Secured Party to evidence the security interests in and conditional assignment of such Copyright in favor of Secured Party for the benefit of Lenders..

(i)  Debtor has not abandoned any of the Copyrights and Debtor shall not do any act, nor omit to do any act, whereby the Copyrights may become invalidated, unenforceable, avoided or avoidable; provided, that, Debtor may, after written notice to Secured Party, abandon, cancel, not renew or otherwise not maintain a Copyright so long as (i) such Copyright is no longer used or useful in the business of Debtor or any of its affiliates or subsidiaries, (ii) such Copyright has not been used in the business of Debtor or any of its affiliates or subsidiaries for a period of six (6) consecutive months, (iii) such Copyright is not otherwise material to the business of Debtor or any of its affiliates or subsidiaries in any respect, (iv) such Copyright has little or no value, and (v) no Default (as defined in the Loan Agreement) or Event of Default (as hereinafter defined) shall exist or have occurred as of such time. Debtor shall notify Secured Party promptly if it knows or has reason to know of any reason why any application, registration, or recording with respect to the Copyrights may become canceled, invalidated, avoided or avoidable.

(j)  Debtor shall render any assistance, as Secured Party shall determine is necessary, to Secured Party in any proceeding before the United States Copyright Office, any federal or state court, or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, to maintain such application and registration of the Copyrights as Debtor’s exclusive property and to protect Secured Party’s and Lenders’ interests therein, including, without limitation, filing of renewals.

(k) To Debtor’s knowledge, no material infringement or unauthorized use presently is being made of any of the Copyrights that would adversely affect in any material respect the fair market value of the Collateral or the benefits of this Agreement granted to Secured Party and Lenders, including, without limitation, the validity, priority or perfection of the security interest granted herein or the remedies of Secured Party and Lenders hereunder.  To Debtor’s knowledge, there has been no judgment holding any of the Copyrights invalid or unenforceable, in whole or in part, nor is the validity or enforceability of any of the Copyrights presently being questioned in any litigation or proceeding in which the Debtor is a party.  Debtor shall promptly notify Secured Party if Debtor (or any affiliate or subsidiary thereof) learns of any use by any person of any process or product which infringes upon any Copyright.  If requested by Secured Party or any Lender in writing, Debtor, at Debtor’s expense, shall join with Secured Party and any Lender in such action as Secured Party, in Secured Party’s discretion, may deem advisable for the protection of Secured Party’s and Lenders’ interests in and to the Copyrights.

(l)  Debtor assumes all responsibility and liability arising from the use of the Copyrights and Debtor hereby indemnifies and holds Secured Party and Lenders harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys’ fees and legal expenses) arising out of any alleged defect in any product manufactured, promoted, or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Copyright or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof).  The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Loan Agreement.

(m)  Debtor shall promptly pay Secured Party for any and all expenditures made by Secured Party or any Lender pursuant to the provisions of this Agreement or for the defense, protection, or enforcement of the Obligations, the Collateral, or the security interests and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and reasonable attorneys’ fees and legal expenses.  Such expenditures shall be payable on demand, together with interest at the rate then applicable to the Obligations set forth in the Loan Agreement and shall be part of the Obligations secured hereby.

4.  EVENTS OF DEFAULT

The occurrence or existence of any Event of Default under the Loan Agreement is referred to herein individually as an “Event of Default” and collectively as “Events of Default”.

5.  RIGHTS AND REMEDIES

At any time an Event of Default exists or has occurred and is continuing, in addition to all other rights and remedies of Secured Party or any Lender, whether provided under this Agreement, the Loan Agreement, the other Financing Agreements, applicable law or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, Debtor except as such notice or consent is expressly provided for hereunder:

(a)  Secured Party may require that neither Debtor nor any affiliate or subsidiary of Debtor make any use of the Copyrights for any purpose whatsoever.  Secured Party may make use of any Copyrights for the sale of goods, completion of work-in-process or rendering of services or otherwise in connection with enforcing any other security interest granted to Secured Party by Debtor or any subsidiary or affiliate of Debtor or for such other reason as Secured Party may determine.

(b)  Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its discretion deem appropriate.  Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

(c)  Secured Party may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, the giving of ten (10) days prior written notice to Debtor of any proposed disposition shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto.  Secured Party or any Lender shall have the power to buy the Collateral or any part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in its discretion, deem appropriate or proper to complete such assignment, sale, or disposition.  In any such event, Debtor shall be liable for any deficiency.

(d)  In addition to the foregoing, in order to implement the assignment, sale or other disposition of any of the Collateral pursuant to the terms hereof, upon the occurrence and during the continuance of an Event of Default, Secured Party may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Powers of Attorney described in Section 3(f) hereof, one or more instruments of assignment of the Copyrights (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration.  Debtor agrees to pay Secured Party and Lenders on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and reasonable attorneys’ fees and legal expenses.  Debtor agrees that Secured Party and Lenders have no obligation to preserve rights to the Copyrights against any other parties.

(e)  Secured Party may first apply the proceeds actually received from any such license, assignment, sale or other disposition of any of the Collateral to the costs and expenses thereof, including, without limitation, reasonable attorneys’ fees and all legal, travel and other expenses which may be incurred by Secured Party or Lenders.  Thereafter, Secured Party or Lenders may apply any remaining proceeds to such of the Obligations as Secured Party and Lenders may in their discretion determine.  Debtor shall remain liable to Secured Party and Lenders for any of the Obligations remaining unpaid after the application of such proceeds, and Debtor shall pay Secured Party on demand any such unpaid amount, together with interest at the rate then applicable to the Obligations set forth in the Loan Agreement.

(f)  Debtor shall supply to Secured Party or to Secured Party’s designee, Debtor’s knowledge and expertise relating to the manufacture, sale and distribution of the products to which the Copyrights relate.

(g)  Nothing contained herein shall be construed as requiring Secured Party or any Lender to take any such action at any time.  All of Secured Party’s and Lenders’ rights and remedies, whether provided under this Agreement, the other Financing Agreements, applicable law or otherwise, shall be cumulative and none is exclusive.  Such rights and remedies may be enforced alternatively, successively, or concurrently.

6.  JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

(a)  The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Florida but excluding any principles of conflicts of law that would cause the application of the law of any jurisdiction other than the State of Florida.

(b)  Debtor and Secured Party irrevocably consent and submit to the non-exclusive jurisdiction of the Circuit Court of Dade County, Florida and the United States District Court for the Southern District of Florida and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Debtor and the Secured Party or any Lenders in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Secured Party shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Secured Party or any Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

(c)  Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Secured Party’s option, by service upon Debtor in any other manner provided under the rules of any such courts.

(d)  DEBTOR AND SECURED PARTY EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF DEBTOR AND SECURED PARTY OR ANY LENDER IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  DEBTOR AND SECURED PARTY EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT DEBTOR OR SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF DEBTOR AND SECURED PARTY TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e) Notwithstanding any other provisions contained herein, Secured Party and Lenders shall not have any liability to Debtor (whether in tort, contract, equity or otherwise) for losses suffered by Debtor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Secured Party, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct.  In any such litigation, Secured Party and each Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Financing Agreements.

7.  MISCELLANEOUS

(a)  All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made:  if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by registered or certified mail, return receipt requested, five (5) days after mailing.  All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

If to Debtor:	Mackie Designs Inc.
16220 Woodinville-Redmond Rd., N.E.
Attention: Chief Financial Officer
Telephone No.: 425-487-4335
Telecopy No.: 425-483-6595

with a copy to: Sun Capital Partners Management, LLC
5355 Town Center Road, Suite 802
Boca Raton, Florida 33486
Attention: Marc J. Leder,
Rodger R. Krouse and
C. Deryl Couch, Esq.
Telephone No.: 561-394-0550
Telecopier No.: 561-394-0540

with a copy to: Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois
Attention: Francesco Penati, Esq.
Telephone No.: 312-861-2000
Telecopier No.: 312-861-2200

If to Secured Party:	Congress Financial Corporation (Florida)
777 Brickell Avenue
Miami, Florida 33131
Attention: Portfolio Manager
Telephone No.:305-371-6671
Telecopy No.:305-371-9456

(b)  All references to the plural herein shall also mean the singular and to the singular shall also mean the plural.  All references to Debtor and Secured Party and Lenders pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns.  The words “hereof,” “herein,” “hereunder,” “this Agreement” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.  An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 7(e) hereof.  All references to the term “Person” or “Persons” herein shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture or other entity or any government or any agency, instrumentality or political subdivision thereof.

(c)  This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon Debtor and its successors and assigns and inure to the benefit of and be enforceable by Secured Party, Lenders and their successors and assigns.

(d)  If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

(e)  Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Secured Party.  Secured Party and Lenders shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Secured Party.  Any such waiver shall be enforceable only to the extent specifically set forth therein.  A waiver by Secured Party of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise.

(f) This Agreement (i) may be executed in separate counterparts, each of which taken together shall constitute one and the same instrument and (ii) may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

(g) Upon payment and satisfaction in full of the Obligations and the termination of the Financing Agreements and upon Debtor’s written request and at Borrowers’ and Debtor’s expense, Secured Party shall promptly deliver the Collateral to Debtor which has not been used or applied towards payment of the Obligations and shall execute such documents and instruments necessary to release the Secured Party’s lien on the Collateral.

(BALANCE OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement as of the day and year first above written.

MACKIE DESIGNS INC.

By:	James T. Engen

Title:	President & CEO

CONGRESS FINANCIAL CORPORATION (FLORIDA), as Agent

By:	Daniel Cott

Title:	Sr. Vice President

STATE OF WASHINGTON	)
) ss.:
COUNTY OF KING	)

On this 21st day of March, 2003, before me personally came Jamie Engen, to me known, who being duly sworn, did depose and say, that he is the CEO of MACKIE DESIGNS INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

Nancy L. Keller
Notary Public

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this 28th day of March, 2003, before me personally came Daniel Cott, to me known, who, being duly sworn, did depose and say, that he is the Senior Vice-President of CONGRESS FINANCIAL CORPORATION (FLORIDA), the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

Notary Public

EXHIBIT A

TO

COPYRIGHT COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT

List of Copyrights and Copyright Applications

See Exhibit A Attached Hereto

EXHIBIT B

TO

COPYRIGHT COLLATERAL ASSIGNMENT

AND SECURITY AGREEMENT

Licenses

None

B-1

EXHIBIT C

TO

COPYRIGHT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

SPECIAL POWER OF ATTORNEY

STATE OF	)
) ss.:
COUNTY OF	)

KNOW ALL MEN BY THESE PRESENTS, that MACKIE DESIGNS INC. (“Debtor”), having an office at 16220 Woodinville-Redmond Rd., N.E., Woodinville, Washington 98072, hereby appoints and constitutes CONGRESS FINANCIAL CORPORATION (FLORIDA), as Agent (“Secured Party”), and each officer thereof, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor:

1.  Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Secured Party, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to any copyrights and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

2.  Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

This Power of Attorney is made pursuant to a Copyright Collateral Assignment and Security Agreement, dated of even date herewith, between Debtor and Secured Party (the “Security Agreement”) and is subject to the terms and provisions thereof.  This Power of Attorney, being coupled with an interest, is irrevocable until all “Obligations,” as such term is defined in the Security Agreement, are paid in full and the Security Agreement is terminated in writing by Secured Party.

Dated: March     , 2003

MACKIE DESIGNS INC.

By:

Title:

C-1

STATE OF	)
) ss.:
COUNTY OF	)

As of this        day of                , 2003, before me personally came                             , to me known, who being duly sworn, did depose and say, that he/she is the                                          of Mackie Designs Inc., the corporation which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

Notary Public

C-2